COHEN & STEERS DIVIDEND VALUE FUND, INC.

Class A (DVFAX), Class C (DVFCX), Class F (DVVFX), Class I (DVFIX),

Class R (DVFRX), Class T (DVVTX) and Class Z (DVFZX) SHARES

Supplement dated February 14, 2019 to

Summary Prospectus and Prospectus dated July 1, 2018, as supplemented

Statement of Additional Information dated September 1, 2018, as supplemented

Effective immediately, Anatoliy Cherevach will no longer serve as a portfolio manager to Cohen & Steers Dividend Value Fund, Inc. (the “Fund”). All references to Anatoliy Cherevach in the Summary Prospectus and Prospectus dated July 1, 2018, as supplemented, and the Statement of Additional Information dated September 1, 2018, as supplemented, are hereby removed. Christopher Rhine will continue to serve as portfolio manager of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

DVFPROSUP-0219